UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

	FORM	8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):			August 31, 2020
CATERPILLAR INC.
(Exact name of registrant as specified in its charter)
Delaware	1-768		37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S Employer Identification No.)

510 Lake Cook Road,	Suite 100,	Deerfield,	Illinois	60015
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code:		(224)	551-4000
Former name or former address, if changed since last report:			N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
9 3/8% Debentures due March 15, 2021	CAT21	The New York Stock Exchange
8% Debentures due February 15, 2023	CAT23	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of
1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.02. Termination of a Material Definitive Agreement
On August 27, 2020, Caterpillar Inc. (“Caterpillar”) delivered notice of its intent, effective September 2, 2020, to terminate the Credit Agreement (the “Short Term Facility”), dated April 21, 2020, among Caterpillar and Caterpillar Financial Services Corporation (“Cat Financial” and, collectively, the “Borrowers”), certain financial institutions named therein, Citibank, N.A., as the agent, Citibank, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., and Société Générale, as joint lead arrangers and joint bookrunners.

No amounts were drawn on the Short Term Facility and no early termination penalties were incurred by the Borrowers in connection with the termination of the Short Term Facility.

Certain of the lenders and agents party to the Short Term Facility, as well as certain of their respective affiliates, have performed, and may in the future perform, for Caterpillar and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received and may in the future receive customary fees and expenses.

The material terms and conditions of the Short Term Facility were described in Caterpillar’s Current Report on Form 8-K filed on April 24, 2020, and are incorporated by reference herein.

The foregoing description is qualified in its entirety by the terms and provisions of the Short Term Facility which is filed as an exhibit to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
The following is furnished as an exhibit to this report:
	99.1	Short Term Facility (incorporated by reference from Exhibit 10.1 to the Company's Current Report on Form 8-K filed on April 24, 2020)
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

August 31, 2020	By:	/s/ Suzette M. Long
Suzette M. Long Chief Legal Officer, General Counsel & Corporate Secretary